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                                                                     Exhibit 1.1


                           LITCHFIELD CAPITAL TRUST I


                          % TRUST PREFERRED SECURITIES
                (LIQUIDATION AMOUNT $10 PER PREFERRED SECURITY)
                                 GUARANTEED BY

                        LITCHFIELD FINANCIAL CORPORATION

                ------------------------------------------------

                               UNDERWRITING AGREEMENT



                                                                  May __, 1999



TUCKER ANTHONY CLEARY GULL
FERRIS, BAKER WATTS INCORPORATED
c/o Tucker Anthony Cleary Gull
One Beacon Street
Boston, Massachusetts 02108

Ladies and Gentlemen:

          Litchfield Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), and Litchfield Financial Corporation, a Massachusetts corporation (the "Company"), on its own behalf and as depositor and sponsor of the Trust and as guarantor, propose, subject to the terms and conditions stated herein, that the Trust issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") for whom you are acting as the representatives (the "Representatives") an aggregate of __________ (the "Firm Securities") and, at the election of the Underwriters, up to an additional ___________ (the "Optional Securities"), of ______% Series A Trust Preferred Securities (liquidation amount $10 per preferred security), representing preferred undivided beneficial interests in the assets of the Trust, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and The Bank of New York, as trustee (the "Guarantee Trustee"). The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to
Section 2 hereof are referred to collectively as the "Preferred Securities." The Trust is to purchase, with the proceeds of the sale of the Preferred Securities and up to ___________ (or ____________ assuming full exercise by the Underwriters of the over-allotment option described herein) of its Common Securities (liquidation amount $10 per common security) (the "Common Securities," and, collectively with the Preferred Securities, the "Trust Securities"), $___________ aggregate principal amount (or $____________ aggregate principal amount assuming full exercise by the Underwriters of the over-allotment option described herein) of ____% Series A Junior Subordinated Debentures due ___________ (the "Subordinated Debentures") of the Company, to be issued pursuant




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to an Indenture (the "Indenture") between the Company and The Bank of New York, as trustee (the "Indenture Trustee").

         The Company will be the holder of 100% of the Common Securities. The Trust will be subject to the terms of a Trust Agreement (the "Trust Agreement"), among the Company, as Depositor, The Bank of New York, as Property Trustee ("Property Trustee"), The Bank of New York (Delaware), as Delaware Trustee (the "Delaware Trustee") and three individual trustees who are employees or officers of or affiliated with the Company (the "Administrative Trustees"), and the holders from time to time, of undivided beneficial interests in the assets of the Trust. The Property Trustee, the Delaware Trustee and the Administrative Trustees are collectively referred to herein as the "Trustees."

         1. REPRESENTATIONS AND WARRANTIES OF THE TRUST AND THE COMPANY. Each of the Trust and the Company represents and warrants to, and agrees with the Underwriters that:

                  a. The Trust and the Company have filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3 (Registration No.'s 333-76285, 333-76285-01
                           and 333-76285-02), including the related preliminary prospectus relating to the offering of the Preferred Securities, the Subordinated Debentures and the Guarantee, have filed such amendments thereto as may have been required as of the date hereof, and will file such additional amendments as may hereafter be required. Copies of such registration statement and any amendments, including any post-effective amendments, and all forms of the related prospectuses contained therein and any supplements thereto, have been delivered to the Underwriters. Such registration statement, including the prospectus, prospectus supplement, Part II, all financial schedules and exhibits thereto, and all information deemed to be a part of such Registration Statement pursuant to Rule 430A under the Securities Act, at the time when it shall become effective, together with any registration statement filed by the Trust pursuant to Rule 462(b) of the Securities Act, is herein referred to as the "Registration Statement," and the prospectus and prospectus supplement included as part of the Registration Statement on file with the Commission that discloses all the information that was omitted from the prospectus on the effective date pursuant to Rule 430A of the Rules and Regulations (as defined below) and in the form filed pursuant to Rule 424(b) under the Securities Act is herein referred to as the "Final Prospectus." The prospectus and prospectus supplement included as part of the Registration Statement on the date when the Registration Statement became effective is referred to herein as the "Effective

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                           Prospectus." Any prospectus and prospectus supplement
                           included in the Registration Statement and in any amendment thereto prior to the effective date of the Registration Statement is referred to herein as a "Preliminary Prospectus." For purposes of this Agreement, "Rules and Regulations" mean the rules and regulations promulgated by the Commission under either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.


                  b. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations, and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company or the Trust by any Underwriter specifically for use therein (it being understood that the only information so provided is certain information included in the second, eighth and eleventh paragraphs under the caption "Underwriting" in the Final Prospectus). When the Registration Statement becomes effective and at all times subsequent thereto up to and including the First Closing Date (as hereinafter defined), (i) the Registration Statement, the Effective Prospectus and Final Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act, the Exchange Act and the Rules and Regulations and will comply with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations, and (ii) neither the Registration Statement, the Effective Prospectus nor the Final Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; except that the foregoing does not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company or the Trust by the Underwriters specifically for use therein (it being understood that the only information so provided is certain information included in the second, eighth and eleventh paragraphs under the caption "Underwriting" in the Final Prospectus).


                  c. The Company and each subsidiary of the Company (as used herein, the term "subsidiary" includes any corporation, joint venture or partnership in which the Company or any subsidiary of the Company has a 50% or greater ownership interest) is duly organized and validly existing and in good

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                           standing under the laws of the respective
                           jurisdictions of their organization or incorporation, as the case may be, with full power and authority (corporate, partnership and other, as the case may be) to own their properties and conduct their businesses as now conducted and are duly qualified or authorized to do business and are in good standing in all jurisdictions wherein the nature of their business or the character of property owned or leased may require them to be qualified or authorized to do business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company and its subsidiaries hold all licenses, consents and approvals, and have satisfied all eligibility and other similar requirements imposed by federal and state regulatory bodies, administrative agencies or other governmental bodies, agencies or officials, in each case as material to the conduct of the respective businesses in which they are engaged in the Effective Prospectus and the Final Prospectus.

                  d. The outstanding stock of each of the Company's corporate subsidiaries is duly authorized, validly issued, fully paid and nonassessable. All of the outstanding stock of each of the Company's corporate subsidiaries owned beneficially and of record by the Company is owned clear of any lien, encumbrance, pledge, equity or claim of any kind. Neither the Company nor any of its subsidiaries is a partner or joint venturer in any partnership or joint venture.

                  e. The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the trust power and authority to own property and conduct its business as described in the Registration Statement, Effective Prospectus and Final Prospectus and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Registration Statement, Effective Prospectus and Final Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Registration Statement; based on expected operations and current law, the Trust is not and will not be classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is not a party to or subject to any action, suit or proceeding of any nature;

                  f. The Preferred Securities have been duly and validly authorized by the Trust, and, when issued and delivered to the Underwriters against payment therefor as provided herein, will be duly and validly issued and, subject to the terms of the Trust Agreement, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Registration Statement, Effective Prospectus and Final Prospectus and will be in substantially the form

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                           previously delivered to you; the issuance of the
                           Preferred Securities is not subject to preemptive or other similar rights; the Preferred Securities will have the rights set forth in the Trust Agreement, and the terms of the Preferred Securities are valid and binding on the Trust; the holders of the Preferred Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                  g. The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as described in the Registration Statement, Effective Prospectus and Final Prospectus, will be duly and validly issued undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Registration Statement, Effective Prospectus and Final Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the First Closing Date (as defined in Section 2c hereof), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any Lien (as defined below); and the Trust Securities are the only interests authorized to be issued by the Trust;

                  h. This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes a valid and binding agreement of each of the Company and the Trust, enforceable against the Company and the Trust in accordance with their terms. No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement by the Company or the Trust or the consummation by the Company or the Trust of the transactions contemplated hereby or under the Guarantor Agreements (as defined herein), except such as have been obtained and such as may be required by the National Association of Securities Dealers, Inc. ("NASD") or under the Securities Act, or state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities. The Company's performance of this Agreement and the Guarantor Agreements, and by the Trust to the extent the Trust is a party to such agreements, and the consummation of the transactions contemplated hereby and thereby, and the issuance and sale of the Trust Securities by the Trust, will not result in a breach or violation of, or conflict with, any of the terms and provisions of, or constitute a material default under, the Trust Agreement, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries or the Trust is a party or to which the Company or any of its subsidiaries or the Trust or any of their respective properties is subject, the Articles of Organization or bylaws of the Company or any of its subsidiaries or any statute or any judgment, decree, order, rule or regulation of any court or

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                           governmental agency or body applicable to the
                           Company, or any subsidiary or any of their respective properties. Neither the Company nor any subsidiary is
                           (i) in violation of its Articles of Organization,
                           (ii) in violation of any partnership agreement or joint venture agreement, as the case may be, (iii) in violation of its bylaws or any law, administrative rule or regulation or arbitrators' or administrative or court decree, judgment or order or (iv) in violation of or default (there being no existing state of facts which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, deed of trust, mortgage, loan agreement, note, lease, agreement or other instrument or permit to which it is a party or by which it or any of its properties is or may be bound.


                  i. The Guarantee, the Subordinated Debentures, the Trust Agreement and the Indenture (collectively, the "Guarantor Agreements") have each been duly authorized and, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent (A) that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to the rights of creditors generally, and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and
                           (B) with respect to the Indenture, the waiver contained in Section 6.06 of the Indenture may be deemed unenforceable. Each of the Preferred Guarantee, the Trust Agreement and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.


                  j. The Subordinated Debentures are entitled to the benefits provided by the Indenture; each of the Guarantor Agreements will conform to the descriptions thereof in the Registration Statement and will be in substantially the form previously delivered to you.

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                  k.       The documents that are incorporated by reference in
                           the Registration Statement, Effective Prospectus and Final Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (the "Rules and Regulations").

                  l. The Company has full legal right, power and authority to authorize the offering of the Guarantee and the Subordinated Debentures, to execute, deliver and perform this Agreement and to issue, sell and deliver the Subordinated Debentures and the Guarantee.

                  m. The Trust has full legal right, power and authority to authorize the offering of the Preferred Securities, to execute, deliver and perform this Agreement and to sell and deliver the Preferred Securities to the Underwriters as provided herein.

                  n. The capitalization of the Company as of December 31, 1998 is as set forth under the caption "Capitalization" in the Effective Prospectus and the Final Prospectus, and the Company's capital stock conforms to the description in the Effective Prospectus and the Final Prospectus. All the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. None of the issued shares of capital stock of the Company have been issued in violation of any preemptive or similar rights. No holder of any security of the Company has or will have any right to require the registration of such security by virtue of any transaction contemplated by this agreement. The Underwriters will receive good and marketable title to the Preferred Securities to be issued and delivered hereunder, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders' agreements and voting trusts whatsoever.


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                  o.       All offers and sales of the Company's securities
                           prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Securities Act and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or Blue Sky laws, or if not registered in compliance with the applicable federal and state securities laws, any actions arising from such failure to register any such securities are barred by applicable statute of limitations.

                  p. The consolidated financial statements and the related notes of the Company, incorporated by reference in the Registration Statement, the Effective Prospectus and the Final Prospectus present fairly the financial position, results of operations and changes in financial position and cash flow of the Company and its subsidiaries, at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The other financial statements and schedules incorporated by reference in or as schedules to the Registration Statement conform to the requirements of the Securities Act, the Exchange Act and the Rules and Regulations and present fairly the information presented therein for the periods shown. The financial and statistical data set forth in the Effective Prospectus and the Final Prospectus under the captions "Use of Proceeds," and "Summary Financial Information of Litchfield" fairly presents the information set forth therein on the basis stated in the Effective Prospectus and the Final Prospectus. Ernst & Young LLP, whose reports appear in the Effective Prospectus and the Final Prospectus, are independent accountants as required by the Securities Act and the Rules and Regulations.

                  q. Subsequent to March 31, 1999, neither the Company nor any subsidiary nor the Trust has sustained any material loss or interference with its business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which is not disclosed in the Effective Prospectus and the Final Prospectus; and subsequent to the respective dates as of which information is given in the Registration Statement, the Effective Prospectus and the Final Prospectus, (i) neither the Company nor any of its subsidiaries nor the Trust has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, and (ii) there has not been any change in the capital stock, partnership interests, joint venture interests, long-term debt or obligations under capital leases of the Company and its subsidiaries, or any issuance of options, warrants or rights to purchase the capital stock of the Company, or any adverse change, or any development involving a prospective adverse change in the management, business, prospects, financial position, net worth or results of operations of the Company or its

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                           subsidiaries, taken as a whole, or the Trust except
                           in each case as described in or contemplated by the Effective Prospectus and the Final Prospectus.

                  r. Except as described in the Effective Prospectus and the Final Prospectus, there is not pending, or to the knowledge of the Company threatened, any action, suit, proceeding, inquiry or investigation, to which the Company, any of its subsidiaries or any of their officers or directors is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, wherein an unfavorable decision, ruling or finding could prevent or materially hinder the consummation of this Agreement or result in a material adverse change in the business condition (financial or other), prospects, financial position, net worth or results of operations of the Company or its subsidiaries.

                  s. There are no contracts or other documents required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement, the Effective Prospectus or the Final Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

                  t. Except as described in the Effective Prospectus and the Final Prospectus, the Company and each of its subsidiaries have good and marketable title to all real and material personal property owned by them, free and clear of all liens, charges, encumbrances or defects except those reflected in the financial statements hereinabove described. The real and personal property and buildings referred to in the Effective Prospectus and the Final Prospectus which are leased from others by the Company are held under valid, subsisting and enforceable leases. The Company or its subsidiaries owns or leases all such properties as are necessary to its operations as now conducted.

                  u. The Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company's financial statements; and, except as disclosed in the Effective Prospectus and the Final Prospectus, neither the Company nor any of its subsidiaries nor any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation.

                  v. The Company and its subsidiaries have filed all federal, state and local income, excise and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due therefrom; and there is no tax deficiency that has been, nor does the Company or any subsidiary have knowledge of any tax deficiency which is likely to be, asserted against the

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                           Company or its subsidiaries, which if determined
                           adversely could materially and adversely affect the earnings, assets, affairs, business prospects or condition (financial or other) of the Company or its subsidiaries.

                  w. The Company and its subsidiaries operate their respective businesses in conformity in all material respects with all applicable statutes, common laws, ordinances, decrees, orders, rules and regulations of governmental bodies. The Company and its subsidiaries have all licenses, approvals or consents to operate their respective businesses in all locations in which such businesses are currently being operated, and the Company and its subsidiaries are not aware of any existing or imminent matter which may adversely impact their operations or business prospects other than as specifically disclosed in the Effective Prospectus and the Final Prospectus. The Company has not engaged in any activity, whether alone or in concert with one of its customers, creating the potential for exposure to material civil or criminal monetary liability or other material sanctions under federal or state laws regulating consumer credit transactions, debt collection practices or land sales practices.

                  x. Neither the Company nor any of its subsidiaries have failed to file with the applicable regulatory authorities any statement, report, information or form required by any applicable law, regulation or order where the failure to file the same would have a material adverse effect on the Company and its subsidiaries, taken as a whole; all such filings or submissions were in material compliance with applicable laws when filed and no deficiencies have been asserted by any regulatory commission, agency or authority with respect to such filings or submissions. Neither the Company nor any of its subsidiaries have failed to maintain in full force and effect any license or permit necessary or proper for the conduct of its business, or received any notification that any revocation or limitation thereof is threatened or pending, and, except as disclosed in the Effective Prospectus and the Final Prospectus, there is not pending any change under any law, regulation, license or permit which could materially adversely affect its business, operations, property or business prospects. Neither the Company nor any of its subsidiaries have received any notice of violation of or been threatened with a charge of violating and are not under investigation with respect to a possible violation of any provision of any law, regulation or order.

                  y. No labor dispute exists with the Company's employees or with employees of its subsidiaries or is imminent which could materially adversely affect the Company or any of its subsidiaries. The Company is not aware of any existing or imminent labor disturbance by its employees or by any employees of its subsidiaries which could be expected to materially adversely affect the condition (financial or otherwise), results of operations, properties, affairs,

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                           management, business affairs or business prospects of
                           the Company or any of its subsidiaries.

                   z. Except as disclosed in the Effective Prospectus and the Final Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, the licenses, copyrights, trademarks, service marks and trade names presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of its subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, alone or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or its subsidiaries.

                  aa. Neither the Company nor any of its subsidiaries, nor any of the directors, officers, employees or agents of the Company and its subsidiaries have taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might be expected to constitute, stabilization or manipulation of the price of any security of the Company in connection with the offering, the sale or resale of the Preferred Securities or the Company Common Stock issuable upon exercise or conversion of Preferred Securities and the Subordinated Debentures. The Company acknowledges that the Underwriters may engage in passive market making transactions on The Nasdaq Stock Market's National Market (the "Nasdaq National Market").

                  bb. The Company and each of its subsidiaries are insured by insurers of reorganized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that it or any of its subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a comparable cost.

                  cc. The Company is not, and will not become as a result of the offering and sale of the Trust Securities and Subordinated Debentures, an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                  dd. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of

                           1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"), and each "pension plan" for which the Company would have any liability that is intended to be qualified under
                           Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  ee. The Preferred Securities have been approved for listing on the Nasdaq National Market subject to notice of issuance.

         2.       PURCHASE, SALE AND DELIVERY OF THE PREFERRED SECURITIES.

                  a. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Trust and the Company agree that the Trust shall issue and sell to the Underwriters, and the Underwriters, severally and not jointly agree to purchase at a purchase price of $10 per Preferred Security, the number of Firm Securities set forth opposite the Underwriters' names in Schedule I hereto.

                  b. The Trust and the Company also grant to the Underwriters an option to purchase, solely for the purpose of covering over-allotments in the sale of Firm Securities, all or any portion of the Optional Securities at the purchase price per Preferred Security set forth above, plus interest accrued from the First Closing Date. The option granted hereby may be exercised as to all or any part of the Optional Securities at any time within 30 days after the date the Registration Statement becomes effective. The Underwriters shall not be under any obligation to purchase any Optional Securities prior to the exercise of such option. The option granted hereby may be exercised by the Underwriters giving written notice to the Company setting forth the number of Optional Securities to be purchased and the date and time for delivery of and payment for such Optional Securities and stating that the Optional Securities referred to therein are to be used for the purpose of covering over-allotments in connection with the distribution and sale of the Firm Securities. If such notice is given prior to the First Closing Date (as defined herein), the date set forth therein for such delivery and payment shall not be earlier than two full business days thereafter or the First Closing Date, whichever occurs later. If such notice is given on or after the First Closing Date, the date set forth therein for such delivery and payment shall not be earlier than three full business days thereafter. In either event, the date so set forth shall not be more than 15 full business days after the date of such notice. The date and time set forth in such notice is herein called the "Option Closing Date." Upon exercise of the option, the Company shall become obligated to sell to the Underwriters, and, subject to the terms and conditions herein set forth the Underwriters shall become obligated to purchase, for the account of each Underwriter from the Company, severally and not jointly the number of Optional Securities specified in such notice. Optional Securities shall be purchased for the account of the Underwriters in proportion to the number of Firm Securities set forth opposite the Underwriters' name in Schedule I hereto, except that the purchase obligations of the Underwriters shall be adjusted so that the Underwriters shall not be obligated to purchase fractional Optional Securities.

                  c. A global certificate or certificates in definitive form for the Firm Securities which the Underwriters have agreed to purchase hereunder shall be delivered by or on behalf of the Trust to the Underwriters, through the facilities of DTC, for the accounts of the Underwriters against payment by the Underwriters or on their behalf of the purchase price therefor by same day funds to an account designated by the Trust, such time of delivery against payment being herein referred to as the "First Closing Date." The First Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates." A global certificate or certificates in definitive form for the Optional Securities which the Underwriters shall have agreed to purchase hereunder shall be similarly delivered by or on behalf of the Trust on the Option Closing Date against payment by the Underwriters or on their behalf of the purchase price in the manner set forth above. The global certificate or certificates in definitive form for the Preferred Securities will be in good delivery form and in such denominations and registered in such names as the Underwriters may request not less than 48 hours prior to the First Closing Date or the Option Closing Date, as the case may be. Such certificate or certificates will be made available for checking at the office of DTC or its designated custodian, at least 24 hours prior to the First Closing Date or the Option Closing Date, as the case may be. The Preferred Securities to be purchased by the Underwriters hereunder will be represented by one or more global Preferred Securities in book-entry form which will be deposited by or on behalf of the Trust with DTC or its designated custodian.

                  d. As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Preferred Securities will be used by the Trust to purchase the Subordinated Debentures of the Company at each Closing Date the Company will pay to the Underwriters an amount equal to $____ per Preferred Security for the Preferred Securities to be delivered by the Company at such Closing Date.

         3.       OFFERING BY THE UNDERWRITER. After the Registration
Statement becomes effective, the Underwriters propose to offer for sale to the public the Firm Securities and any Optional Securities which may be sold at the price and upon the terms set forth in the Final Prospectus.

         4. COVENANTS OF THE COMPANY. Each of the Company and the Trust, jointly and severally, covenant and agree with the Underwriters:

                  a. To comply with the provisions of and make all requisite filings with the Commission pursuant to Rules 424(b), 430A and 462(b) of the Rules and Regulations and to notify the Underwriters promptly (in writing, if requested) of all such filings; to notify the Underwriters promptly of any request by the Commission for any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus or for additional information; to prepare and file with the Commission, promptly upon the request of the Underwriters' any amendments of or supplements to the Registration Statement, the Effective Prospectus or the Final Prospectus which, in the Underwriters' reasonable opinion, may be necessary or advisable in connection with the distribution of the Preferred Securities; and the Company shall not file any amendment of or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which is not approved by the Underwriters after reasonable notice thereof; to advise the Underwriters promptly of the issuance by the Commission or any jurisdiction or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus, the Effective Prospectus or the Final Prospectus or suspending the qualification of the Preferred Securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and to use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                  b. To take or cause to be taken all necessary action and furnish to whomever the Underwriters direct such information as may be reasonably required in qualifying the Preferred Securities, the Subordinated Debentures and the Guarantee, for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be reasonably necessary to complete the distribution. The Company and the Trust shall not be required to qualify as a foreign corporation or trust or (except for the sole purpose of complying with Blue Sky filing requirements) to file a general consent to service of process in any jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation or trust.

                   c. Within the time during which a Final Prospectus relating to the Preferred Securities, the Subordinated Debentures and the Guarantee is required to be delivered under the Securities Act, to comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as is necessary to permit the continuance of sales of or dealings in the Preferred Securities, the Subordinated Debentures and the Guarantee as contemplated by the provisions hereof and the Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Securities Act, the Company and Trusts shall promptly notify the Underwriters and shall amend the Registration Statement or supplement the Final Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                  d. To furnish without charge to the Underwriters and make available to the Underwriters copies of the Registration Statement (four of which shall be signed and shall be accompanied by all exhibits, including any which are incorporated by reference, which have not previously been furnished), each Preliminary Prospectus, the Effective Prospectus and the Final Prospectus, and all amendments and supplements thereto, including any prospectus or supplement prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request. The Company and Trusts will deliver to the Underwriters a copy of each document incorporated by reference in the Effective Prospectus and the Final Prospectus which has not previously been furnished.

                  e. To (i) deliver to the Underwriters at such office or offices as the Underwriters may designate as many copies of the Preliminary Prospectus and

                           Final Prospectus as the Underwriters may reasonably request, and (ii) for a period of not more than nine months after the Registration Statement becomes effective, send to the Underwriters as many additional copies of the Final Prospectus and any supplement thereto as the Underwriters may reasonably request.

                  f. To make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Securities Act as promptly as practicable and in any event no later than 90 days after the end of its fiscal quarter in which the first anniversary of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of
                           Section 11(a) of the Securities Act covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

                  g. At any time when the Company or the Trust is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Preferred Securities or Subordinated Debentures, to furnish at the Company's or the Trust's expense, as appropriate, upon request, to holders of Preferred Securities or Subordinated Debentures and prospective purchasers of such securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act.

                  h. To furnish to the holders of the Preferred Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Registration Statement (unless such quarter is the fourth fiscal quarter, in which case beginning with the second fiscal quarter ending after the date of the Registration Statement)), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail.

                  i. During a period of five years from the date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Preferred Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission).

                  j. In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Preferred Securities as contemplated herein.

                  k. To apply the net proceeds from the sale of the Preferred Securities, in the case of the Trust, and the Subordinated Debentures, in the case of the Company, as set forth under the caption "Use of Proceeds" in the Final Prospectus.

                  l. From time to time, after the effective date of the Registration Statement to file with the Commission such reports as are required by the Securities Act, the Exchange Act and the Rules and Regulations, and shall also file with state securities commissions in states where the Preferred Securities have been sold by the Underwriters (as the Underwriters shall have advised the Company in writing) such reports as are required to be filed by the securities acts and the regulations of those states.

                  m. During the period beginning from the date hereof and continuing for a period of 180 days after the date of the Effective Prospectus, not to offer, issue, sell, contract to sell, grant any option (other than the grant of options by the Company pursuant to plans in effect on the date hereof) for the sale of, or otherwise dispose of ("Transfer"), directly or indirectly, (a) any trust certificates or other securities of the Trust (other than the Preferred Securities and the Common Securities), (b) any preferred stock or any other security of the Company or its affiliates that is substantially similar to the Preferred Securities, (c) any shares of Company common stock, or (d) any other securities which are convertible into, or exercisable or exchangeable for, any of (a) through (c) above, without the prior consent of Tucker Anthony for a period of 180 days after the date of the Effective Prospectus.

                  n. To not take, directly or indirectly, any action designed to cause or result in, or which might constitute or be expected to constitute, stabilization or manipulation of the price of any security of the Company in connection with the offering, the sale or resale of the Preferred Securities, the Guarantee or the Subordinated Debentures.

         5. EXPENSES. The Company agrees with the Underwriters that whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company and the Trust hereunder, including, but not limited to, (i) the fees, disbursements and expenses of the Trust's and the Company's counsel and accountants in connection with the issue of the Preferred Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters; (ii) the cost of printing or producing this Agreement, the Indenture, the Trust Agreement, the Guarantee, any Blue Sky and legal investment memorandum, any closing documents (including any compilations thereto) and any other documents in connection with the offering, purchase, sale and delivery of the Preferred Securities; (iii) the fees, disbursements and expenses of Hutchins, Wheeler & Dittmar, A Professional Corporation, special tax counsel to the Trust; (iv) the cost of preparing the Preferred Securities and the Subordinated Debentures; (v) the fees and expenses of the Trustees and any other agent thereof and the fees and disbursements of their counsel, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Preferred Securities by them, and any advertising expenses connected with any offers they may make. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Firm Securities and Optional Securities shall be subject, in its discretion, to the accuracy of the representations and warranties of the Company and the Trust herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Trust of all of their covenants and agreements hereunder and to the following additional conditions:

                  a. All filings required by Rules 424, 430A and 462 of the Rules and Regulations shall have been made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission; any request of the Commission for additional information (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the Underwriters' satisfaction; and the NASD, upon review of the terms of the public offering of the Shares, shall not have objected to such offering, such terms or the Underwriters' participation in the same.

                  b. No Underwriter shall have advised the Company and the Trust that the Registration Statement, Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or any supplement thereto, contains an untrue statement of fact which, in the Representatives' reasonable judgment, is material, or omits to state a fact which, in the Representatives' judgment, is material and is required to be stated therein or necessary to make the statements therein not misleading, and the Company and the Trust shall not have cured such untrue statement of fact or stated a statement of fact required to be stated therein.

                  c.       The Underwriters shall have received an
                           opinion, dated the Closing Date, from Hutchins, Wheeler & Dittmar, A Professional Corporation ("Hutchins, Wheeler & Dittmar"), counsel for the Company, substantially to the effect that:

                           (1) The Company is validly existing in good standing as a corporation under the laws of the Commonwealth of Massachusetts, with corporate power and authority to own its properties and conduct its business as now conducted, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the failure to so qualify would have a material adverse effect upon the Company and its subsidiaries taken as a whole. To our knowledge, the Company holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

                           (2) Each of the Company's subsidiaries is validly existing and in good standing as a corporation under the laws of the state of its incorporation or organization, as the case may be, with power and authority to own its properties and conduct its business as now conducted, and is duly qualified or authorized to do business and is in good standing in all other jurisdictions where the failure to so qualify would have a material adverse
                                     effect upon the business of the Company and its subsidiaries taken as a whole. The outstanding stock of each of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable. To our knowledge, all of the outstanding stock of each of the corporate subsidiaries owned beneficially and of record by the Company is owned free and clear of all liens, encumbrances, equities and claims. To our knowledge, no options or warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in any of the Company's subsidiaries are outstanding. To our knowledge, each of the Company's subsidiaries holds all licenses, certificates, permits, franchises and authorizations from governmental authorities which are material to the conduct of its business in all locations in which such business is currently being conducted.

                            (4)      The Company has full legal right,
                                     power and authority to enter into this
                                     Agreement and the Guarantor Agreements, and this Agreement and the Guarantor Agreements, upon due execution, authentication and delivery, have been duly authorized, executed, and delivered by the Company. This Agreement and the Guarantor Agreements constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent that (A) enforcement thereof may be limited by (1) bankruptcy, insolvency, fraudulent transfer, rehabilitation, conservation, reorganization, moratorium or other similar laws now or hereafter in effect relating to the rights of creditors generally, and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); (B) with respect to the Indenture, the waiver contained in Section 6.06 of the Indenture may be deemed unenforceable and (C) with respect to this Agreement, the enforceability of indemnification and contribution provisions may be limited by federal and state securities laws and the policies underlying such laws; the Subordinated Debentures are entitled to the benefits provided by the Indenture.

                           (5) No consent, approval, authorization or order of any court or governmental agency or body or third party is required for the performance of this Agreement or the Guarantor Agreements and or the consummation by the Company or the Trust of the transactions contemplated hereby and thereby, except such as have been obtained under the Securities Act and such as may be required by the NASD and under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Securities, the Guarantee and the Subordinated Debentures. The performance of this Agreement and the Guarantor Agreements and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default by the Company or the Trust under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which the Company is a party or to which the Company or its properties is subject, the Articles of Organization or bylaws of the Company, any statute, or any judgment, decree, order, rule or regulation known to such counsel of any court or governmental agency or body applicable to the Company or any of its subsidiaries or their properties.

                           (6) Except as described in the Final Prospectus, there is not pending, or to the best knowledge of such counsel threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any of its subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Company or any of its subsidiaries, could result in any material adverse change in the business, financial position, net worth or results of operations, or could materially adversely affect the properties or assets, of the Company or any of its subsidiaries.

                           (7) To the best knowledge of such counsel, no default exists, and no event has occurred which with notice or after the lapse of time to cure or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which they or their properties are subject, or of the Articles of Organization or bylaws of the Company or any of its subsidiaries.

                            (8) To the best knowledge of such counsel after reasonable inquiry, neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries and material to the Company and its subsidiaries taken as a whole or any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries.

                            (9) The Registration Statement and all post effective amendments thereto have become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated by the Commission. All filings required by Rule 424 and Rule 430A of the Rules and Regulations have been made; the Registration Statement, the Effective Prospectus and Final Prospectus, and any amendments or supplements thereto (except for the financial statements and schedules included therein as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations; the descriptions in the Registration Statement, the Effective Prospectus and the Final Prospectus of statutes, regulations, legal and governmental proceedings, and contracts and other documents are accurate in all material respects and present fairly the information required to be stated; and such counsel does not know of any pending or threatened legal or governmental proceedings, statutes or regulations required to be described in the Final Prospectus which are not described as required nor of any contracts or documents of a character required to be described in the Registration Statement or the Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that the Registration Statement, the Effective Prospectus and the Final Prospectus or any amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein).

                           To the extent that matters discussed above have been addressed in the legal opinion of even date herewith of Orrick Herrington & Sutcliffe (a copy of which is being delivered to you herewith), this opinion is given in reliance on, and subject to any limitations in, such opinion. In the case of the aforementioned opinion, we have relied, with your permission, upon such opinion without independent investigation.

                           To the extent that matters discussed above have been addressed in the legal opinion of even date herewith of Thomas P. McHugh, Esq. (a copy of which is being delivered to you herewith), this opinion is given in reliance on, and subject to any limitations in, such opinion. In the case of the aforementioned opinion, we have relied, with your permission, upon such opinion without independent investigation.

                           To the extent that matters discussed above have been addressed in the legal opinion of even date herewith of John J. Malloy, Esq. (a copy of which is being delivered to you herewith), this opinion is given in reliance on, and subject to any limitations in, such opinion. In the case of the aforementioned opinion, we have relied, with your permission, upon such opinion without independent investigation.


                  d. Richards, Layton & Finger, P.A., special Delaware counsel for the Trust, shall have furnished to you their written opinions, dated the Closing Date, in form and substance satisfactory to you, to the effect that:

                           i. The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                           ii. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to own property and conduct its business, all as described in the Effective Prospectus.

                           iii. The Trust Agreement constitutes a valid and legally binding obligation of the Company and the Trustees, and is enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to the effect upon the declaration of (i) bankruptcy, insolvency, reorganization, moratorium, receivership, liquidation, fraudulent transfer and conveyance, and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                           iv. Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the trust power and authority to (a) execute and deliver, and to perform its obligations under, the Underwriting Agreement and (b) issue and perform its obligations under the Trust Securities.

                           v. Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of the Underwriting Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.



                           vi. Under the Trust Agreement and the Delaware Business Trust Act, the Underwriting Agreement may be duly executed on behalf of the Trust by the Sponsor.

                           vii. The Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will entitle the Securityholders to the benefits provided by the Trust Agreement (subject to the terms of the Trust Agreement). The Securityholders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Securityholders may be obligated, pursuant to the Trust Agreement, (a) to provide indemnity and security in connection with and pay taxes or governmental charges arising from transfers of certificates evidencing the Preferred Security certificates and the issuance of replacement Preferred Security certificates, and (b) to provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement.

                           viii. The Common Securities have been duly authorized by the Trust Agreement and are validly issued and fully paid undivided beneficial interests in the assets of the Trust.

                           ix. Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Trust Securities is not subject to preemptive rights.

                           x. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, and the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the Trust Agreement and the compliance by the Trust with its obligations thereunder do not violate (a) any provisions of the Certificate of Trust of the Trust, dated as of April 12, 1999, or the Trust Agreement, or
                  (b) any applicable Delaware law or administrative regulation.

                           xi. With respect to statements made in the Prospectus under the caption "The Trusts" and in the Final prospectus supplement under "Litchfield Capital Trust I," insofar as such statements are statements of Delaware law, such statements are fairly presented.

                           xii. No authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the sale of the Trust Securities.

                           xiii. The Securityholders (other than those Securityholders who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

                  e. Hutchins, Wheeler & Dittmar, A Professional Corporation, counsel to the Trust and the Company in relation to the classification of the Trust for United States federal income tax purposes, shall have furnished their written opinion to the effect that:

                           i. under then current law and assuming full compliance with the terms of the Trust Agreement and the Indenture (and certain other documents), and based on certain facts and assumptions contained in such opinion, the Trust will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and

                           ii. The statements made in the Effective Prospectus or Final Prospectus under the caption "Certain Federal Income Tax Consequences" are a fair and accurate summary of certain of the United States federal income tax issues relating to the ownership and the disposition of the Preferred Securities.

                  f. The Underwriters shall have received an opinion or opinions, dated the Closing Date, of Bass, Berry & Sims PLC, counsel for the Underwriters, with respect to this Agreement, the Subordinated Debentures, the Indenture, the Trust Agreement and the Registration Statement, Effective Prospectus and the Final Prospectus, and such other related matters as the Underwriters may require, and the Company and Trust shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters. Such counsel may rely on Hutchins, Wheeler & Dittmar, Thomas P. McHugh, Esq., and John J. Malloy, Esq. as to matters of Massachusetts law.

                  g.       The Underwriters shall have received from Ernst
                           & Young LLP, a letter dated the date hereof and, at the Closing Date, a second letter dated the Closing Date, in form and substance satisfactory to the Underwriters, stating that they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable Rules and Regulations, and to the effect that:

                           (1) In their opinion, the financial statements and schedules examined by them and included in or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published Rules and Regulations and are presented in accordance with generally accepted accounting principles; and they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, and/or condensed financial statements derived from audited financial statements of the Company;

                           (2) On the basis of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the minute books of the Company and its subsidiaries, inquiries of management of the Company responsible for financial and accounting matters and other specified procedures, all of which have been agreed to by the Underwriters nothing came to their attention that caused them to believe that:

                                    (a)      the unaudited financial statements
                                             included or incorporated by
                                             reference in the Registration
                                             Statement do not comply as to form
                                             in all material respects with the
                                             accounting requirements of the
                                             federal securities laws and the
                                             related published rules and
                                             regulations thereunder or are not
                                             in conformity with generally
                                             accepted accounting principles
                                             applied on a basis substantially
                                             consistent with the basis for the
                                             audited financial statements
                                             contained in the Registration
                                             Statement;

                                    (b)     any other unaudited financial
                                            statement data included or
                                            incorporated by reference in the
                                            Final Prospectus do not agree with
                                            the corresponding items in the
                                            unaudited consolidated financial
                                            statements from which data was
                                            derived and any such unaudited data
                                            were not determined on a basis
                                             substantially consistent with the
                                             basis for the corresponding amounts
                                             in the audited financial statements
                                             included or incorporated by
                                             reference in the Prospectus;

                                    (c)      at a specified date not more than
                                             five days prior to the date of
                                             delivery of such respective letter,
                                             there was any change in the
                                             consolidated capital stock, decline
                                             in stockholders' equity or increase
                                             in long-term debt of the Company
                                             and its subsidiaries, or other
                                             items specified by the
                                             Underwriters, in each case as
                                             compared with amounts shown in the
                                             latest balance sheets included or
                                             incorporated by reference in the
                                             Final Prospectus, except in each
                                             case for changes, decreases or
                                             increases which the Final
                                             Prospectus discloses have
                                             occurred or may occur or which are
                                             described in such letters; and

                                    (d)      for the period from the closing
                                             date of the latest consolidated
                                             statements of income included or
                                             incorporated by reference in the
                                             Effective Prospectus and the Final
                                             Prospectus to a specified date not
                                             more than five days prior to the
                                             date of delivery of such respective
                                             letter, there were any decreases in
                                             total revenues or net income of the
                                             Company, or other items specified
                                             by the Underwriters, or any
                                             increases in any items specified by
                                             the Underwriters, in each
                                             case as compared with the
                                             corresponding period of the
                                             preceding year, except in each case
                                             for decreases which the Final
                                             Prospectus discloses have occurred
                                             or may occur or which are described
                                             in such letter.

                                    They have carried out certain specified
                                    procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Effective Prospectus and the Final Prospectus and have compared and agreed such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries or to analyses and schedules prepared by the Company and its subsidiaries from its detailed accounting records.

                                    In the event that the letters to be
                                    delivered referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that the Underwriters shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Ernst & Young LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the stockholders' equity or long-term debt of the Company as compared with the amounts shown in the latest consolidated balance sheets of the Company included in the Final Prospectus, or a material adverse change in total revenues or net income, of the Company, in each case as compared with the corresponding period of the prior year.

                  h. The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in a form reasonably satisfactory to you.

                  i. Subsequent to the respective dates as of which information is given in the Registration Statement, and except as stated therein, neither the Company nor the Trust have sustained any material loss or interference with their business or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any court or governmental action, order or decree, or become a party to or the subject of any litigation which is material to the Company or the Trust, nor shall there have been any material adverse change, or any development involving a prospective material adverse change, in the business, properties, key personnel, capitalization, net worth, results of operations or condition (financial or other) of the Company or the Trust, which loss, interference, litigation or change, in the judgment of the Underwriters shall render it unadvisable to commence or continue the offering or the delivery of the Preferred Securities on the terms and in the manner contemplated in this Agreement and in the Registration Statement.

                  j. On or after the date hereof, none of the Company's debt securities or the Preferred Securities are rated by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act.

                  k. On or after the date hereof there shall not have occurred any of the following: (i) trading in securities on the New York Stock Exchange, the American Stock Exchange, or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (ii) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (iii) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States such as in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the offering or the delivery of the Preferred Securities on the terms and in the manner contemplated in the Registration Statement.

                  l. All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory to the Underwriters and their counsel. The Company shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives shall reasonably request.

                  m. There shall have been furnished to the Underwriters a certificate, dated the Closing Date and addressed to the Underwriters, signed by the Chief Executive Officer and by the Chief Financial Officer of the Company and the trustees of the Trust to the effect that:

                           (1) the representations and warranties of the Company and Trust in Section 1 of this Agreement are true and correct, as if made at and as of the Closing Date, and the Company and Trust have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (2) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or are pending, or to their knowledge, threatened under the Securities Act;

                           (3) all filings required by Rules 424, 430A and 462 of the Rules and Regulations have been made;

                           (4)      they have carefully examined the
                                    Registration Statement, the Effective
                                    Prospectus and the Final Prospectus, and any amendments or supplements thereto, and such documents do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                           (5) since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement, the Effective Prospectus or the Final Prospectus which has not been so set forth.

The obligations of the Underwriters to purchase and pay for the Optional Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the "Closing Date" shall be deemed to refer to the Option Closing Date, if it shall be a date other than the First Closing Date.

         7. CONDITION OF THE COMPANY'S AND THE TRUST'S OBLIGATIONS. The obligations hereunder of the Company and the Trust are subject to the condition set forth in Section 6(a) hereof.

         8.       INDEMNIFICATION AND CONTRIBUTION.

                  a. The Company and the Trust, jointly and severally, agree to indemnify and hold harmless the Underwriters, and each person, if any, who controls the Underwriters within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Underwriters or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based in whole or in part upon (i) any inaccuracy in the representations and warranties of the Company or the Trust contained herein, (ii) any failure of the Company or the Trust to perform its or their obligations hereunder or under law or (iii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or in any Blue Sky application or other written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Preferred Securities under the securities laws thereof (a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Trust will be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Preliminary Prospectus, the Effective Prospectus or Final Prospectus or such amendment or such supplement or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company or the Trust by the Underwriters specifically for use therein (it being understood that the only information so provided is the information included in the second, eighth and eleventh paragraphs under the caption "Underwriting" in any Preliminary
                           Prospectus and the Final Prospectus and the Effective Prospectus).

                  b. The Underwriters will indemnify and hold harmless the Trust and the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, and each Regular Trustee or any other person who controls the Trust within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or Trust or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus, or any amendment or supplement thereto, or any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Effective Prospectus or Final Prospectus or any amendment or supplement thereto or any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company and the Trust by the Underwriters specifically for use therein (it being understood that the only information so provided is the information included in the second, eighth and eleventh paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the Effective Prospectus and the Final Prospectus);

                  c. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, including governmental proceedings, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8 notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation except that the indemnified party shall have the right to employ separate counsel if, in its reasonable judgment, it is advisable for the indemnified party to be represented by separate counsel, and in that event the fees and expenses of separate counsel shall be paid by the indemnifying party. Neither the Company nor the Trust will, without prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not the Underwriters are a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of such Underwriters from all liability arising out of such claim, action, suit or proceeding (or related cause of action or portion thereof).

                  d. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding part of this
                           Section 8 is for any reason held to be unavailable to the Underwriters, the Company, or the Trust is insufficient to hold harmless an indemnified party, then the Company and the Trust shall contribute to the damages paid by the Underwriters, and the Underwriters shall contribute to the damages paid by the Company and the Trust provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by each party from the offering of the Preferred Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate under the circumstances. The Company, the Trust and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. Neither the Underwriters nor any person controlling the Underwriters shall be obligated to make contribution hereunder which in the aggregate exceeds the amounts paid to the Underwriters as compensation for their commitments to purchase Preferred Securities under this Agreement, less the aggregate amount of any damages which the Underwriters and their controlling persons have otherwise been required to pay in respect of the same or any similar claim.

                           For purposes of this Section, each person, if any, who controls the Underwriters within the meaning of
                           Section 15 of the Securities Act shall have the same rights to contribution as the Underwriters, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company, and each Regular Trustee and each person who controls the Trust within the meaning of Section 15 of the Securities Act, shall have the same right to contribution as the Trust.

                  e. The obligations of the Company and the Trust under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of the Securities Act; and the obligations of the Underwriters under this
                           Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act, and to each person who controls the Trust within the meaning of the Securities Act.


         9. SURVIVAL CLAUSE. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Trust, the Company, its officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this

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



Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Underwriters or any controlling person, the Trust or any Regular Trustee or controlling person of the Trust (ii) any termination of this Agreement and (iii) delivery of and payment for the Preferred Securities.

         10. EFFECTIVE DATE. This Agreement, after due execution, shall become effective at whichever of the following times shall first occur: (i) execution and delivery of this Agreement by the parties hereto or (ii) at such time after the Registration Statement has become effective as the Underwriters shall release the Firm Securities for sale to the public; provided, however, that the provisions of Sections 5, 8, 9 and 10 hereof shall at all times be effective. For purposes of this Section 10, the Firm Securities shall be deemed to have been so released upon the release by the Underwriters for publication, at any time after the Registration Statement has become effective, of any newspaper advertisement relating to the Firm Securities or upon the release by the Underwriters of telegrams offering the Firm Securities for sale to securities dealers, whichever may occur first.

         11.      TERMINATION.

                  a. The Company's obligations under this Agreement may be terminated by the Company by notice to the Underwriters (i) at any time before it becomes effective in accordance with Section 10 hereof, or
                           (ii) in the event that the condition set forth in
                           Section 7 shall not have been satisfied at or prior to the First Closing Date.

                  b. This Agreement may be terminated by the Underwriters by notice to the Company and the Trust (i) at any time before it becomes effective in accordance with
                           Section 10 hereof; (ii) in the event that at or prior to the First Closing Date the Company or the Trust shall have failed, refused or been unable to perform any agreement on the part of the Company or the Trust to be performed hereunder or any other condition to the obligations of the Underwriters hereunder is not fulfilled; (iii) if at or prior to the Closing Date trading in securities on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or materially limited or minimum or maximum prices shall have been established on either of such Exchanges or such market, or a banking moratorium shall have been declared by Federal or state authorities; (iv) if at or prior to the Closing Date trading in securities of the Company shall have been suspended; or (v) if there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Underwriters' reasonable judgment, makes it inadvisable to commence or continue the offering of the Preferred Securities at the offering price to the public set forth on the cover page of the Prospectus or to proceed with the delivery of the Securities.

                  c.       Termination of this Agreement pursuant to this
                           Section 11 shall be without liability of any party to any other party other than as provided in Sections 5 and 8 hereof.

         12. NOTICES. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be mailed or delivered or telegraphed and confirmed in writing to Tucker Anthony Incorporated, One Beacon Street, Boston, Massachusetts 02108, Attn: Gregory W. Benning, or if sent to the Company or the Trust shall be mailed, delivered or telegraphed and confirmed in writing to the Company or the Trust at 430 Main Street, Williamstown, Massachusetts 01267, Attn: Richard A. Stratton.

         13. MISCELLANEOUS. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Trust and their respective successors and legal representatives. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Company, the Trust and the Underwriters and for the benefit of no other person except that (i) the representations and warranties of the Company and the Trust contained in this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Securities Act, and (ii) the indemnities by the Underwriters shall also be for the benefit of the directors of the Company, officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Securities Act and the Regular Trustees and any person or persons who control the Trust within the meaning of Section 15 of the Securities Act. No purchaser of Preferred Securities from the Underwriters will be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of Massachusetts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14. NO LIABILITY OF PROPERTY TRUSTEE, DELAWARE TRUSTEE OR GUARANTEE TRUSTEE.

                  It is understood and agreed by the parties hereto that (a) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as representations, warranties, covenants, undertakings and agreements of any Trustee of the Trust, including, without limitation, The Bank of New York as Guarantee Trustee or Property Trustee, or The Bank of New York (Delaware) as Delaware Trustee, in their individual capacity, but is made and intended for the purpose of binding only the Trust, and (b) under no circumstances shall any Trustee, including The Bank of New York as Guarantee Trustee or Property Trustee or The Bank of New York (Delaware) as Delaware Trustee be personally liable for any breach or failure of any obligation, representation, warranty, or covenant made or undertaken by the Trust under this Agreement except, if such breach or failure is due to any gross negligence or wilful misconduct of the Trustee.

         If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Trust and the Underwriters.

                                    Very truly yours,

                                    LITCHFIELD FINANCIAL CORPORATION


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:



                                    LITCHFIELD CAPITAL TRUST I

                                    By: Litchfield Financial Corporation,
                                        as sponsor

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Confirmed and accepted as
of the date first above written.


TUCKER ANTHONY CLEARY GULL

FERRIS, BAKER WATTS INCORPORATED

For themselves and as Representatives of the several Underwriters

By: Tucker Anthony Cleary Gull

By:
    -------------------------------
    Name:
    Title:

                                   SCHEDULE I

                                  UNDERWRITERS


                                                                  NUMBER OF
                                                               FIRM SECURITIES
                     UNDERWRITERS                               TO BE PURCHASED
-----------------------------------------------------------    ----------------
Tucker Anthony Cleary Gull.................................
Ferris, Baker Watts Incorporated...........................



                                                               ----------------
         Total Firm Securities to be Purchased.............
                                                               ================